Exhibit 10.130

AMENDMENT

CALIFORNIACARE MEDICAL SERVICES AGREEMENT

This Amendment to CaliforniaCare Medical Services Agreement (“Amendment”), is entered into at Woodland Hills, Los Angeles County, California as of January 1, 1999, by and between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Prospect Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, whereby PARTICIPATING MEDICAL GROUP is designated as a Participating Medical Group.  The foregoing agreement and any amendments thereto shall be referred to herein as the “Agreement.” All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

B.                                     BLUE CROSS is responsible for the performance of certain activities (“Compliance Activities”) related to Medical Services in order to comply with applicable state and federal laws and accreditation and certification requirements of managed care organization oversight agencies, including, but not limited to, the California Department of Corporations (“DOC”) and the National Committee for Quality Assurance (“NCQA”).

C.                                     BLUE CROSS may delegate responsibility for some or all Compliance Activities (“Delegated Compliance Activities”) to qualified PARTICIPATING MEDICAL GROUPs.

D.                                    The parties desire to amend the Agreement to memorialize the delegation of certain Compliance Activities by BLUE CROSS to PARTICIPATING MEDICAL GROUP and to set forth the terms thereof.

NOW, THEREFORE, IT IS AGREED:

1.                                       BLUE CROSS and PARTICIPATING MEDICAL GROUP hereby agree to add the following additional provisions to the Agreement:

A.                                   Delegation of Compliance Activities

1.                                       BLUE CROSS hereby authorizes PARTICIPATING MEDICAL GROUP to perform, and PARTICIPATING MEDICAL GROUP agrees to perform on BLUE CROSS’ behalf, the Delegated Compliance Activities delineated in the Division of Responsibilities For Compliance Activities, Attachment 1 (incorporated by reference herein).

2.                                       BLUE CROSS retains primary responsibility for Compliance Activities that are not specifically delegated to PARTICIPATING MEDICAL GROUP.

PARTICIPATING MEDICAL GROUP shall cooperate and comply with BLUE CROSS’ performance of such activities, as necessary.

3.                                       If PARTICIPATING MEDICAL GROUP attains and maintains NCQA Physician Organization Certification (“POC”), or other certification deemed acceptable by BLUE CROSS during the term of the Agreement, BLUE CROSS agrees to exempt PARTICIPATING MEDICAL GROUP from predelegation, annual, and follow-up onsite audits of Delegated Compliance Activities, except to the extent those Delegated Compliance Activities must be monitored by BLUE CROSS as required by any regulatory agency having jurisdiction over BLUE CROSS.  PARTICIPATING MEDICAL GROUP shall supply written evidence of such POC certification to BLUE CROSS no less than once every twelve (12) months and upon renewal.  PARTICIPATING MEDICAL GROUP shall immediately notify BLUE CROSS in the event such certification is revoked or is not renewed.

4.                                       Notwithstanding any delegation of credentialing or recredentialing activities to PARTICIPATING MEDICAL GROUP, BLUE CROSS retains the right to approve, suspend or deny any Health Professional from providing services to Members under the Agreement.

B.                                     Compliance Activities Performance Measurement

1.                                       PARTICIPATING MEDICAL GROUP agrees to comply with the Compliance Activity Performance Measurements indicated in Attachment 1 for each listed Compliance Activity Standard for which it is delegated responsibility.

2.                                       PARTICIPATING MEDICAL GROUP shall submit all required written documentation demonstrating compliance with the Compliance Activity Performance Measurement, as delineated in Attachment 2 (incorporated by reference herein).  Such materials must be submitted to the appropriate BLUE CROSS contact person as indicated in Attachment 2 by the deadlines set forth therein.  PARTICIPATING MEDICAL GROUP will be monitored for compliance with meeting submission time frames.

3.                                       PARTICIPATING MEDICAL GROUP agrees to give BLUE CROSS a continuing right of access to PARTICIPATING MEDICAL GROUP’s records and information pertaining to Delegated Compliance Activities as necessary to evaluate ongoing qualification for delegation, and to copy those records and information as needed.

C.                                     Corrective Actions and Revocation of Delegation

1.                                       In the event that BLUE CROSS determines that PARTICIPATING MEDICAL GROUP is in breach of the terms of this Amendment and/or that

1.                                       In the event that BLUE CROSS determines that PARTICIPATING MEDICAL GROUP is in breach of the terms of this Amendment and/or that PARTICIPATING MEDICAL GROUP fails to satisfactorily fulfill its responsibilities for performing any Delegated Compliance Activity, BLUE CROSS may, in addition to any other available remedy:

(a)                                  Require that PARTICIPATING MEDICAL GROUP submit, within 30 calendar days of request, a corrective plan of action acceptable to BLUE CROSS and adhere to such plan; or

(b)                                 Revoke PARTICIPATING MEDICAL GROUP’s delegation status, in whole or in part, by giving thirty (30) calendar days prior written notice to PARTICIPATING MEDICAL GROUP.

2.                                       In the event BLUE CROSS determines that continued performance by PARTICIPATING MEDICAL GROUP of any Delegated Compliance Activity poses a risk of physical, mental, emotional, or financial harm to a Member, BLUE CROSS may revoke the delegation of such Compliance Activity, immediately upon written notice to PARTICIPATING MEDICAL GROUP.

3.                                       BLUE CROSS retains the right to modify Attachments 1 and 2 on an annual basis or as may be reasonably necessary or required to comply with applicable laws or regulations or the accreditation requirements of regulatory agencies and managed care organization oversight bodies.  In any such event, BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with written notice.

Upon acceptance by the parties, this Amendment, as of the date specified above, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

Blue Cross of California	Prospect Medical Group

Signature:	Signature:	/s/ James M. Wilcox

Name:	Name:	James M. Wilcox

Title:	Title:	VICE PRESIDENT
HEALTH PLAN RELATIONS